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COAST BUSINESS CREDIT(R)

           FIRST AMENDMENT TO THE LOAN AND SECURITY AGREEMENT AND THE
                   SCHEDULE TO THE LOAN AND SECURITY AGREEMENT

BORROWER:      BRISTOL RETAIL SOLUTIONS, INC.
ADDRESS:       5000 BIRCH STREET, SUITE 205
               NEWPORT BEACH, CALIFORNIA 92660

BORROWER:      CASH REGISTERS, INC.
ADDRESS:       503 NORTH MAIN STREET
               LONDON, KENTUCKY 40741

BORROWER:      SMYTH SYSTEMS INC.
ADDRESS:       7100 WHIPPLE AVENUE, N.W.
               CANTON, OHIO 44711

BORROWER:      AUTOMATED RETAIL SYSTEMS, INC.
ADDRESS:       1437 S. JACKSON
               SEATTLE, WASHINGTON 98144

DATE:          JANUARY 6, 1998

THIS FIRST AMENDMENT TO THE LOAN AND SECURITY AGREEMENT AND THE SCHEDULE TO THE LOAN AND SECURITY AGREEMENT is entered into as of the above date between COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California 90025, and Bristol Retail Solutions, Inc. ("Bristol"), Cash Registers, Inc. ("CRI"), Smyth Systems, Inc. ("Smyth") and Automated Retail Systems, Inc. ("ARS") (jointly and severally, "Borrower") whose chief executive office is located at the above addresses (collectively, "Borrower's Address"). This Amendment shall for all purposes be deemed to be a part of the Loan and Security Agreement ("L&S Agreement") and the Schedule to the Loan and Security Agreement ("Schedule"), and the same is an integral part of the L&S Agreement and the Schedule.

AMENDMENTS.

(1)    Section 1 of the L&S Agreement shall be amended as follows:

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     "ELIGIBLE INVENTORY" means Inventory which Coast, in its sole judgment, deems eligible for borrowing, based on such considerations as Coast may from time to time deem appropriate. Without limiting the fact that the determination of which Inventory is eligible for borrowing is a matter of Coast's discretion, Inventory which does not meet the following requirements will not be deemed to be Eligible Inventory: Inventory which (i) consists of boxed finished goods, in good, new and salable condition, which is not perishable, not for demonstration purposes, not obsolete or unmerchantable, and is not comprised of raw materials, work in process, packaging materials or supplies; (ii) meets all applicable governmental standards; (iii) has been manufactured in compliance with the Fair Labor Standards Act; (iv) conforms in all respects to the warranties and representations set forth in this Agreement; (v) is at all times subject to Coast's duly perfected, first priority security interest; (vi) is situated at a one of the locations set forth on the Schedule; and (vii) Coast has received a Landlord Waiver and Agreement, in form and substance acceptable to Coast, from the landlord where the Inventory is situated.

     "CASH REGISTER, INC. ELIGIBLE REFURBISHED INVENTORY" means Inventory owned by Cash Register, Inc. that meets all of the requirements of Eligible Inventory except that it is not new but has been refurbished.

(2)  Section 2.1 of the Schedule is hereby amended to read as follows:

                                      (a)  Receivable Loans in an amount not to
                                           exceed 80% of the amount of
                                           Borrower's Eligible Receivables (as
                                           defined in Section 1 of the
                                           Agreement), which may be increased to
                                           an amount not to exceed 85% if
                                           dilution is less than 5%, PLUS

                                      (b) Inventory Loans in an amount not to
                                          exceed the lesser of:

                                          (1)  25% of the value of Bristol's,
                                               CRI's and ARS's Eligible
                                               Inventory (as defined in Section
                                               1 of the Agreement), calculated
                                               at the lower of cost or market
                                               value and determined on a
                                               first-in, first-out basis, which
                                               will be increased to 35% upon
                                               Coast's receipt of appraisals
                                               from Jay, Cobb and Marley
                                               reflecting net liquidation
                                               values of no less than 45%, plus

                                          (2)  25% of the value of CRI Eligible
                                               Refurbished Inventory (as
                                               defined in Section 1 of the
                                               Agreement), calculated at the
                                               lower of cost or market value
                                               and determined on a first-in,
                                               first-out basis, plus

                                          (3)  35% of the value of Smyth's
                                               Eligible Inventory (as defined
                                               in Section 1 of the Agreement),
                                               calculated at the lower of cost
                                               or market value and determined
                                               on a first-in, first-out basis,
                                               or

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                                          (4)  One Million Dollars
                                               ($1,000,000.00), PLUS

                                      (c) Acquisition Loans as reasonably needed
                                          by Borrower in furtherance of its
                                          business plan subject to Coast's
                                          standard approval process, including
                                          but not limited to, appraisals,
                                          analysis, business judgment, fees, due
                                          diligence and documentation, in form
                                          and substance acceptable to Coast.

(3) Section 5.2 of the Schedule to the L&S Agreement is hereby amended to read as follows:

     SECTION 5.2- MINIMUM AVAILABILITY: Two Hundred Fifty Thousand Dollars
                 ($250,000.00)

     EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN, ALL OF THE TERMS AND CONDITIONS OF THE L&S AGREEMENT AND ALL OTHER DOCUMENTS AND AGREEMENTS BETWEEN COAST AND BORROWER SHALL CONTINUE IN FULL FORCE AND EFFECT AND THE SAME ARE HEREBY RATIFIED AND AFFIRMED. THE WAIVERS CONTAINED HEREIN DO NOT CONSTITUTE A WAIVER OF ANY OTHER PROVISION OR TERM OF THE L&S AGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT, NOR AN AGREEMENT TO WAIVE ANY TERM OR CONDITION OF THE LOAN AGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT IN THE FUTURE.

     Borrower:                                Borrower:
      BRISTOL RETAIL SOLUTIONS,                SMYTH SYSTEMS, INC.
               INC.

     By:/S/ Richard Walker                    By:/S/ Richard Walker
        ----------------------------             -------------------------------
        Richard Walker, President                Richard Walker, Vice President

     Borrower:                                Borrower:
      CASH REGISTERS, INC.                     AUTOMATED RETAIL SYSTEMS, INC.

     By:/S/ Richard Walker                    By:/S/ Richard Walker
        ----------------------------             -------------------------------
        Richard Walker, Vice President           Richard Walker, Vice President

     Coast:
      COAST BUSINESS CREDIT, a division of Southern
      Pacific Bank

     By:/S/ Maged Ghebrial
        ----------------------------
        Maged Ghebrial, Vice President

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